EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the yearly report of Amerex Group, Inc.  (the “Company”), on Form 10-KSB for the fiscal year ended December 31, 2006, I hereby certify solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The yearly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the yearly report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: May 17, 2007

/s/ Bradley Morris
Print Name:	Bradley Morris
Title:	Controller